UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

Quarterly Schedule of Portfolio Holdings of

Registered Management Investment Company

Investment Company Act File Number: 811-04692

Emerging Markets Growth Fund, Inc.

(Exact Name of Registrant as specified in charter)

11100 Santa Monica Boulevard, 15th Floor

Los Angeles, California 90025

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (800) 421-4989

Date of fiscal year end: June 30

Date of reporting period: September 30, 2014

Laurie D. Neat

Emerging Markets Growth Fund, Inc.

333 South Hope Street, 55th Floor

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Rob Helm, Esq.

Dechert LLP

1900 K Street, N.W.

Washington, DC 20006

(Counsel for the Registrant)

ITEM 1 – Schedule of Investments

Equity securities	Shares	Value (000)
Asia-Pacific — 66.3%
China — 24.2%
Anhui Conch Cement Co. Ltd.	7,228,654	$20,228
Anhui Conch Cement Co. Ltd. (Hong Kong)	2,507,000	8,007

Bank of China Ltd. (Hong Kong)	228,017,724	102,191

Baoxin Auto Group Ltd. (Hong Kong)	30,820,500	23,101

Beijing Enterprises Holdings Ltd. (Hong Kong)	8,082,000	69,268

China Everbright International Ltd. (Hong Kong)	35,934,000	47,574

China High Speed Transmission Equipment Group Co., Ltd. (Hong Kong)[1]	39,390,600	32,010

China Longyuan Power Group Corp., Ltd. (Hong Kong)	15,046,000	14,707

China Mengniu Dairy Co. (Hong Kong)	20,036,000	82,571

China Modern Dairy Holdings Ltd. (Hong Kong)[1]	78,604,000	36,443

China Overseas Grand Oceans Group, Ltd. (Hong Kong)	9,390,100	5,321

China Overseas Land & Investment Ltd. (Hong Kong)	39,736,000	102,246

China Pacific Insurance (Group) Co., Ltd.	1,068,343	3,378
China Pacific Insurance (Group) Co., Ltd. (Hong Kong)	23,051,800	81,046

China Resources Land Ltd. (Hong Kong)	19,130,131	39,419

China Shenhua Energy Co., Ltd.	392,200	994

China Shineway Pharmaceutical Group Ltd. (Hong Kong)	3,765,000	6,381

China Unicom Ltd. (Hong Kong)	32,367,836	48,355

China Vanke Co. Ltd.	791,100	1,183
China Vanke Co. Ltd. (Hong Kong)[1]	5,413,500	9,565

China Yongda Automobiles Services Holdings Ltd. (Hong Kong)	7,602,500	6,638

CSR Corp. Ltd. (Hong Kong)	51,647,000	45,429

EVA Precision Industrial Holdings Ltd. (Hong Kong)	55,058,000	12,834

First Tractor Co. Ltd. (Hong Kong)	11,974,000	8,343

Fu Ji Food and Catering Services Holdings Ltd. (Hong Kong)[1]	1,019,572	168

Goodbaby International Holdings Ltd. (Hong Kong)	30,288,000	13,067

Guangdong Investment Ltd. (Hong Kong)	7,308,000	8,536

Haitian International Holdings Ltd. (Hong Kong)	20,953,000	47,601

Hefei Rongshida Sanyo Electric Co., Ltd.	5,399,904	12,472

Honghua Group Ltd. (Hong Kong)	47,666,000	10,190

Huaneng Power International, Inc. (Hong Kong)	34,552,000	37,734

Industrial and Commercial Bank of China Ltd.	10,092,300	5,803
Industrial and Commercial Bank of China Ltd. (Hong Kong)	52,729,708	32,867

Jiangsu Hengli Highpressure Oil Cylinder Co., Ltd.	7,316,586	13,431

Jiangsu Hengrui Medicine Co., Ltd.	3,919,992	23,669

Lenovo Group Ltd. (Hong Kong)	31,702,000	47,197

Longfor Properties Co., Ltd. (Hong Kong)	22,401,268	25,618

MicroPort Scientific Corp. (Hong Kong)[1]	9,134,000	4,388

Mindray Medical International Ltd. (ADR)	483,100	14,570

Minth Group Ltd. (Hong Kong)	22,818,000	44,197

New Oriental Education & Technology Group, Inc. (ADR)[1]	656,300	15,226

Nine Dragons Paper (Holdings) Ltd. (Hong Kong)	10,885,300	7,836

Sany Heavy Equipment International Holdings Co., Ltd. (Hong Kong)[1]	43,311,000	9,650

Shandong Weigao Group Medical Polymer Co., Ltd. (Hong Kong)	7,661,800	7,578

Shanghai Pharmaceutical (Group) Co., Ltd. (Hong Kong)	8,527,700	20,845

Shenguan Holdings Group Ltd. (Hong Kong)	45,800,000	15,395

Sino Biopharmaceutical Ltd. (Hong Kong)	32,952,000	32,804

Sinofert Holdings Ltd. (Hong Kong)[1]	115,702,000	16,391

Tencent Holdings Ltd. (Hong Kong)	363,500	5,407

Want Want China Holdings Ltd. (Hong Kong)	4,527,000	5,644

Weichai Power Co., Ltd. (Hong Kong)	12,467,040	45,036

Zhongsheng Group Holdings Ltd. (Hong Kong)	40,799,000	43,716

	Shares	Value (000)
Asia-Pacific — (continued)
China (continued)
Zhuzhou CSR Times Electric Co., Ltd. (Hong Kong)	8,316,500	$32,131

		1,406,399

Hong Kong — 7.4%
AIA Group Ltd.	16,426,000	84,935

ASM Pacific Technology Ltd.	1,290,000	12,767

Cheung Kong Infrastructure Holdings Ltd.	5,383,000	37,782

Chow Sang Sang Holdings International Ltd.	5,480,800	13,058

Galaxy Entertainment Group Ltd.	5,533,000	32,137

Hilong Holding Ltd.	12,984,000	5,518

Jardine Matheson Holdings Ltd.	122,800	7,319

Melco Crown Entertainment Ltd. (ADR)	2,480,500	65,212

MGM China Holdings Ltd.	3,667,200	10,556

Samsonite International SA	23,654,700	76,160

SJM Holdings Ltd.	1,464,000	2,790

Stella International Holdings Ltd.	3,492,000	9,062

VTech Holdings Ltd.	301,600	3,721

Wynn Macau, Ltd.	22,632,400	71,994

		433,011

India — 13.4%
Apollo Hospitals Enterprise Ltd.	1,452,798	26,362
Apollo Hospitals Enterprise Ltd. (GDR)[2]	239,100	4,339

Bajaj Auto Ltd.	454,706	17,314

Bharat Electronics Ltd.	380,971	12,276

Bharti Airtel Ltd.	18,221,801	119,551

Cox and Kings Ltd. (GDR)	90,795	464

CRISIL Ltd.	104,294	3,404

Emami Ltd.	1,207,094	13,627

Glenmark Pharmaceuticals Ltd.	3,908,350	45,678

HDFC Bank Ltd.	4,592,698	64,893
HDFC Bank Ltd. (ADR)	7,100	331

Housing Development Finance Corp. Ltd.	3,290,853	56,228

ICICI Bank Ltd.	1,804,666	41,889
ICICI Bank Ltd. (ADR)	1,480,500	72,693

Info Edge (India) Ltd.	906,229	12,486

Infosys Ltd.	1,320,788	80,149

ITC Ltd.	1,509,680	9,049

Jain Irrigation Systems Ltd. (DVR)	342,509	327

Just Dial Ltd.	4,748	125

Kotak Mahindra Bank Ltd.	911,299	14,949

Larsen & Toubro Ltd.	313,403	7,400

Steel Authority of India Ltd.	25,363,150	28,583

Sun Pharmaceutical Industries Ltd.	4,119,788	57,184

Tata Steel Ltd.	4,855,430	36,089

Tech Mahindra Ltd.	560,473	22,594

Thermax Ltd.	331,403	4,926

United Spirits Ltd.[1]	93,758	3,648

VA Tech Wabag Ltd.	881,192	24,084

		780,642

Indonesia — 1.9%
PT Agung Podomoro Land Tbk	191,526,100	5,391

PT Bank Mandiri (Persero) Tbk, Series B	26,033,292	21,525

PT Bank Rakyat Indonesia (Persero) Tbk	32,355,700	27,682

PT Elang Mahkota Teknologi Tbk	44,456,400	22,985

Equity securities (continued)	Shares	Value (000)
Asia-Pacific (continued)
Indonesia (continued)
PT Surya Citra Media Tbk	99,762,400	$31,317

		108,900

Malaysia — 3.1%
Bumi Armada Bhd.	78,333,430	45,369

CIMB Group Holdings Bhd.	19,443,785	41,667

Genting Bhd	4,990,100	14,436
Genting Bhd, warrants, expires 12/18/18[1]	2,194,675	1,940

IHH Healthcare Bhd.	22,237,700	34,436

IJM Corp. Bhd.	18,253,654	36,001

Naim Cendera Holdings Bhd.	3,969,900	4,223

StemLife Bhd.	10,645,350	1,639

		179,711

Philippines — 0.8%
Bayan Telecommunications Holdings Corp., Class A (acquired 2/12/98, cost: $1,850,000)[1,3]	724,790	—
Bayan Telecommunications Holdings Corp., Class B (acquired 2/12/98, cost: $616,000)[1,3]	241,431	—

Energy Development Corp.	80,341,924	14,483

International Container Terminal Services, Inc.	12,668,258	31,165

Philippine Airlines, Inc. (acquired 3/31/97, cost: $0)[1,3]	68,631,450	—

SM Investments Corp.	188,680	3,378

		49,026

Singapore — 0.9%
CapitaRetail China Trust	7,132,560	8,778

KrisEnergy Ltd.[1]	10,391,000	6,394

Olam International Ltd.	7,560,868	13,928
Olam International Ltd., warrants, expires 1/29/18[1]	433,783	250

Yoma Strategic Holdings Ltd.[1]	49,020,000	23,824

		53,174

South Korea — 8.0%
AMOREPACIFIC Corp.	8,047	18,241

Daum Communications Corp.	129,023	19,282

Hana Financial Group Inc.	1,016,308	37,079

Hyundai Engineering & Construction Co., Ltd.	263,154	15,037

Hyundai Mobis Co., Ltd.	433,278	105,522

Hyundai Motor Co.	342,358	61,804
Hyundai Motor Co., preference shares	56,638	6,441

Korea Electric Power Corp.	305,682	13,962

LG Household & Health Care Ltd.	46,878	22,523

LG Uplus Corp.	1,920,370	22,475

OCI Co. Ltd.[1]	194,040	23,905

Orion Corp.	11,369	9,427

Samsung Electronics Co., Ltd.	12,067	13,539
Samsung Electronics Co., Ltd. (GDR)[2]	169,728	95,133

		464,370

Taiwan — 4.4%
AirTAC International Group	4,124,810	33,289

CTCI Corp.	19,302,000	32,869

Delta Electronics, Inc.	9,895,348	62,457

MediaTek Inc.	1,355,900	20,080

Merida Industry Co., Ltd.	791,300	5,515

Taiwan Cement Corp.	8,297,000	12,356

Taiwan Semiconductor Manufacturing Co. Ltd.	19,746,568	77,897

Yungtay Engineering Co., Ltd.	5,227,000	12,062

		256,525

Thailand — 2.2%
Bangkok Bank PCL, nonvoting depository receipt	17,198,600	108,204

	Shares	Value (000)
Asia-Pacific (continued)
Thailand (continued)
Kasikornbank PCL, nonvoting depository receipt	2,379,800	$17,247

		125,451

Latin America — 10.5%
Argentina — 0.3%
Grupo Financiero Galicia SA, Class B	5	—

YPF Sociedad Anónima, Class D (ADR)	465,800	17,230

		17,230

Brazil — 5.5%
Banco Bradesco SA, preferred nominative (ADR)	2,407,830	34,312

Banco BTG Pactual SA, units	978,200	12,888

BRF SA, ordinary nominative	75	2
BRF SA, ordinary nominative (ADR)	236,000	5,614

CCR SA, ordinary nominative	3,690,800	25,301

Gerdau SA (ADR)	7,538,000	36,182

Hypermarcas SA, ordinary nominative[1]	9,717,600	69,793

Itaú Unibanco Holding SA, preferred nominative (ADR)	2,608,314	36,203

Mills Estruturas e Serviços de Engenharia SA, ordinary nominative	2,310,000	16,893

QGEP Participacoes SA, ordinary nominative	6,191,800	23,500

TIM Participacoes SA, ordinary nominative	1,128,500	5,943
TIM Participacoes SA, ordinary nominative (ADR)	71,900	1,884

Usinas Siderúrgicas de Minas Gerais SA – Usiminas, Class A, preferred nominative[1]	4,006,000	10,425

Vale SA, Class A, preferred nominative	485,200	4,714
Vale SA, Class A, preferred nominative (ADR)	487,000	4,729
Vale SA, ordinary nominative (ADR)	1,066,900	11,746

Wilson Sons Ltd. (BDR)	1,334,100	17,877

		318,006

Chile — 1.2%
Enersis SA	16,189,523	5,139
Enersis SA (ADR)	1,941,550	30,638

Inversiones La Construccion SA	1,948,202	26,100

Ripley Corp SA	10,700,419	5,754

		67,631

Mexico — 3.4%
América Móvil, SAB de CV, Series L (ADR)	130,800	3,296

CEMEX, SAB de CV, ordinary participation certificates, units (ADR)[1]	5,524,854	72,044

Fibra Uno Administracion, SA de CV	11,855,700	39,026

Grupo Comercial Chedraui, SAB de CV, Class B	2,453,300	8,655

Grupo Famsa, SAB de CV, Class A1	1,143,788	1,133

Grupo Financiero Inbursa, SAB de CV	238,757	685

Grupo Sanborns, SAB de CV, Series B1	7,183,500	12,061

Impulsora del Desarrollo y el Empleo en América Latina, SA de CV, Series B-1[1]	17,347,444	56,716

Minera Frisco, SAB de CV, ordinary participation certificate, Series A1[1]	3,019,466	5,544

Urbi Desarrollos Urbanos, SA de CV (Mexico)[1]	1,046,737	59

		199,219

Peru — 0.1%
Grana y Montero SAA (ADR)	454,000	6,819

Eastern Europe and Middle East — 7.7%
Greece — 0.3%
Eurobank Ergasias SA1	24,029,281	9,469

Equity securities (continued)	Shares	Value (000)
Eastern Europe and Middle East (continued)
Greece (continued)
Jumbo SA1	601,638	$7,607

		17,076

Israel — 0.1%
Shufersal Ltd.	2,567,201	7,263

Oman — 0.5%
bankmuscat SAOG	15,444,678	31,130

Russia — 6.4%
Baring Vostok Private Equity Fund, LP (acquired 12/15/00, cost: $5,815,000)[3,4,5,6]	11,783,118	33,406
Baring Vostok Private Equity Fund III, LP (acquired 3/30/05, cost: $18,114,000)[3,4,5]	23,512,961	39,286
Baring Vostok Private Equity Fund IV, LP (acquired 4/25/07, cost: $17,957,000)[1,3,4,5,6]	19,872,252	20,178
Baring Vostok Fund IV Supplemental Fund, LP (acquired 10/8/07, cost: $31,012,000)[1,3,4,5,6]	33,991,738	37,282

Globaltrans Investment PLC (GDR)	249,985	2,100

New Century Capital Partners, LP (acquired 12/7/95, cost: $686,000)[1,3,5]	5,247,900	2,535

OAO TMK (GDR)	445,005	4,050

OJSC Alrosa	37,574,769	33,688

OJSC Magnit	29,300	7,341
OJSC Magnit (GDR)	177,810	10,270

OJSC MegaFon (GDR)	329,118	8,353

OJSC Moscow Exchange	13,644,767	20,159

OJSC Rosneft Oil Co. (GDR)	5,765,800	33,597

OJSC Rostelecom[1]	1,108,022	2,936
OJSC Rostelecom (ADR)	401,228	6,372
OJSC Rostelecom, preference shares[1]	1,169,283	2,132

OJSC Surgutneftegas, preference[1]	8,674,425	5,981

Sberbank of Russia[1]	7,844,268	14,961

Yandex NV, Class A1	3,146,800	87,465

		372,092

Turkey — 0.0%
Aktas Elektrik Ticaret AS1	4,273	—

United Arab Emirates — 0.4%
DP World Ltd.	1,138,619	23,626

Africa — 2.4%
South Africa — 2.4%
Barloworld Ltd.	1,971,744	16,165

Discovery Ltd.	2,400,507	20,921

Mr Price Group Ltd.	240,639	4,529

MTN Group Ltd.	1,421,805	30,032

Naspers Ltd., Class N	225,748	24,910

Shoprite Holdings Ltd.	2,707,900	33,593

Telkom SA SOC Ltd.[1]	1,591,800	7,707

		137,857

Other Markets — 9.2%
Australia — 1.2%
Oil Search Ltd.	9,007,485	70,348

Austria — 0.4%
Vienna Insurance Group AG	552,924	24,970

Canada — 1.3%
Centerra Gold Inc.	3,610,800	16,185

	Shares	Value (000)
Other Markets (continued)
Canada (continued)
First Quantum Minerals Ltd.	2,889,033	$55,771

		71,956

Italy — 0.3%
Tenaris SA (ADR)	350,400	15,961

Netherlands — 0.4%
Fugro NV, depository receipts	709,518	21,477

Switzerland — 0.6%
Dufry AG1	236,460	36,062

United Kingdom — 2.5%
Glencore PLC[1]	7,126,352	39,650

Global Ports Investments PLC (GDR)	716,349	5,122
Global Ports Investments PLC (GDR)[2]	1,651,654	11,809

Ophir Energy PLC[1]	6,702,262	24,914

Petra Diamonds Ltd. (CDI)[1]	1,188,050	3,663

PZ Cussons PLC	684,550	4,058

SABMiller PLC	136,603	7,591

Sedibelo Platinum Mines Ltd.[1]	16,963,500	10,500

Standard Chartered PLC	1,540,682	28,491

Tullow Oil PLC	982,318	10,264

		146,062

United States of America — 2.5%
AES Corp.	2,301,800	32,640

Alibaba Group Holding Ltd. (ADR)[1]	146,700	13,034

Arcos Dorados Holdings, Inc., Class A	3,287,000	19,656

Cobalt International Energy, Inc.[1]	3,752,793	51,038

Ctrip.com International, Ltd. (ADR)[1]	135,773	7,706

MercadoLibre, Inc.	212,700	23,110

		147,184

Multinational — 0.4%
Capital International Private Equity Fund IV, LP (acquired 3/29/05, cost: $16,411,000)[3,4,5,6]	50,652,328	21,568

International Hospital Corp. Holding NV, Class A (acquired 9/25/97, cost: $8,011,000)[1,3,4]	609,873	268
International Hospital Corp. Holding NV, Class B, convertible preferred (acquired 2/12/07, cost: $3,504,000)[1,3,4]	622,354	274

Pan-African Investment Partners II Ltd., Class A, preferred (acquired 6/20/08 cost: $7,355,000)[1,3,4,5]	3,800	790

		22,900

Total equity securities (cost: $4,682,591,000)		5,612,078

Bonds & notes	Principal amount (000)
Latin America — 0.1%
Brazil — 0.1%
Marfrig Holdings (Europe) BV 8.375% 5/9/18	$985	1,014
Marfrig Overseas Ltd. 9.50% 5/4/20	1,272	1,355

		2,369

Asia-Pacific — 0.0%
China — 0.0%
Fu Ji Food and Catering Services Holdings Ltd. 0.00% convertible, 10/18/20[7]	CNY 93,400	—

Eastern Europe and Middle East — 0.0%
Oman — 0.0%
bankmuscat SAOG 4.50% convertible, 3/20/16	OMR 21	61
bankmuscat SAOG 4.50% convertible, 3/20/17	275	763

		824

Total bonds & notes (cost: $2,625,000)		3,193

Short-term securities	Principal amount (000)	Value (000)
Corporate short-term notes — 2.1%
Bank of Tokyo-Mitsubishi UFJ Ltd. 0.09% due 10/7/14	$60,100	$60,099
General Electric Co. 0.06% due 10/1/14	61,650	61,650
Discount notes — 1.2%
Federal Home Loan Bank 0.09% due 12/10/14	29,850	29,848
Federal National Mortgage Association 0.08% due 12/3 - 12/10/14	39,070	39,070
Total short-term securities (cost: $190,658,000)		190,667

Total investment securities (cost: $4,875,874,000)		5,805,938
Other assets less liabilities (including forward currency contracts)		7,741
Net assets		$5,813,679

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933 (not including purchases of securities that were publicly offered in the primary local market but were not registered under U.S. securities laws). May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $111,281,000, which represented 1.91% of the net assets of the fund.
[3]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. These securities, acquired at a cost of $111,331,000, may be subject to legal or contractual restrictions on resale. The total value of all such securities was $155,587,000, which represented 2.68% of the net assets of the fund.
[4]	This issuer represents investment in an affiliate as defined in the Investment Company Act of 1940. This definition includes, but is not limited to, issuers in which the fund owns more than 5% of the outstanding voting securities. Capital International Private Equity Fund IV, LP is also considered an affiliate since this issuer has the same investment adviser as the fund.
[5]	Cost and market value do not include prior distributions to the fund from income or proceeds realized from securities held by the private equity fund. Therefore, the cost and market value may not be indicative of the private equity fund’s performance. For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund’s interest in the partnerships is reported.
[6]	Excludes an unfunded capital commitment representing an agreement which obligates the fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined.

7 Scheduled interest and/or principal payment was not received.

Key to abbreviations

Securities:
ADR	—	American Depositary Receipts
BDR	—	Brazilian Depositary Receipts
CDI	—	CREST Depositary Interest
DVR	—	Differential Voting Rights
GDR	—	Global Depositary Receipts

Currency:
CNY	—	Chinese renminbi
OMR	—	Omani rial

Valuation

Capital International, Inc., the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of the fund is generally determined as of approximately 4:00 p.m. New York time on the last business day of each week and month except on any day on which the New York Stock Exchange is closed for trading. (Effective October 31, 2014, the net asset value per share shall be determined each day the New York Stock Exchange is open.)

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission (“SEC”) rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the audit committee with supplemental information to support the changes. The fund’s audit committee also regularly reviews reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of September 30, 2014 (dollars in thousands):

Investment securities
Level 1		Level 2[1]	Level 3[1]	Total
Assets:
Equity securities:
Asia-Pacific	$ 3,852,406	$ 4,803	$ –	$ 3,857,209
Latin America	608,846	–	59	608,905
Eastern Europe and Middle East	318,500	–	132,687	451,187
Other markets	661,377	–	33,400	694,777
Bonds & notes	–	3,193	–	3,193
Short-term securities	–	190,667	–	190,667
Total	$ 5,441,129	$ 198,663	$ 166,146	$ 5,805,938

	Other investments[2]
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$ –	$ 2,255	$ –	$ 2,255
Liabilities:
Unrealized depreciation on open forward currency contracts	–	(307)	–	(307)
Total	$ –	$ 1,948	$ –	$ 1,948

[1]	Level 2 and Level 3 include investment securities with an aggregate value of $170,949,000, which represented 2.94% of the net assets of the fund, were fair valued under guidelines adopted by authority of the fund's board of directors.
[2]	Forward currency contracts are not included in the investment portfolio.

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions during the three months ended September 30, 2014 (dollars in thousands):

  Beginning value at 7/1/2014 Gross transfers
into
Level 33 Purchases   Sales Net realized gain Net unrealized depreciation Gross transfers out of
Level 33 Ending
value at
9/30/2014 Private Equity Funds $ 171,104 $ – $ 36 $ (2,152) $ 1,173 $ (15,116) $ – $ 155,045 Other Securities4 11,569 – – – – (468) – 11,101
Total $ 182,673 $ – $ 36 $ (2,152) $ 1,173 $ (15,584) $ – $ 166,146
Net unrealized depreciation during the period on Level 3 investment securities held at September 30, 2014 (dollars in thousands): $ (15,584)

3 Transfers into and out of Level 3 are based on the beginning market value of the quarter in which they occurred.

4 Represents less than 1% of portfolio securities as of September 30, 2014.

The fund owns an interest in multiple private equity funds, which are considered alternative investments and are classified as Level 3 investment securities. The private equity funds are fair valued using the net asset value based on the fund’s financial statements adjusted for known company or market events, updated market pricing for underlying securities, and/or fund transactions (i.e., drawdowns and distributions) and may include other unobservable inputs.

The other unobservable inputs used in the fair value measurements of the fund’s private equity investments are directional adjustments based on relevant market data (such as significant movement of a country-specific exchange-traded fund or index after the financial statement date of the private equity fund). Significant increases (decreases) of these inputs could result in significantly higher (lower) fair valuation. There were no other unobservable inputs as of September 30, 2014.

The following table lists the characteristics of the alternative investments held by the fund as of September 30, 2014 (dollars in thousands):

Investment type	Investment strategy	Fair Value*	Unfunded commitment†	Remaining life	Redemption terms
Private equity funds	Primarily private sector equity investments (i.e., expansion capital, buyouts) in emerging markets	$155,045	$11,005	≤ 1 to 4 years	Redemptions are not permitted. These funds distribute proceeds from the liquidation of underlying assets of the funds.

*	Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot readily be determined.
†	Represents the remaining life of the fund term of the estimated period of liquidation.

Investments in affiliates

If the fund owns more than 5% of the outstanding voting securities of an issuer, the fund’s investment in that issuer represents an investment in an affiliate as defined in the Investment Company Act of 1940. In addition, Capital International Private Equity Fund IV, LP is considered an affiliate since this issuer has the same investment adviser as the fund. A summary of the fund’s transactions in the securities of affiliated issuers during the three months ended September 30, 2014, is as follows (dollars in thousands):

					Dividend
	Beginning	Purchases/	Sales/	Ending	and interest
Issuer	shares	Additions	Reductions	shares	income	Value
Affiliated private equity funds/private placements:
Baring Vostok Private Equity Fund*	11,783,118	-	-	11,783,118	$ -	$ 33,406
Baring Vostok Private Equity Fund III*	23,512,961	-	-	23,512,961	-	39,286
Baring Vostok Capital Partners IV*	53,863,990	-	-	53,863,990	-	57,460
Capital International Private Equity Fund IV*	50,616,424	35,904	-	50,652,328	9	21,568
International Hospital	1,232,227	-	-	1,232,227	-	542
Pan-African Investment Partners II	3,800	-	-	3,800	-	790
					$ 9	$ 153,052

*	For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund's interest in the partnerships is reported.

Forward currency contracts

The fund has entered into over-the-counter (“OTC”) forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

As of September 30, 2014, the fund had open OTC forward currency contracts to sell currencies, as shown in the following table. The average notional amount of open OTC forward currency contracts was $186,783,000 over the prior 12 month period.

		Notional amount (000)		U.S. valuation (000)
	Counterparty	Non-U.S.	U.S.	Amount	Unrealized appreciation/ (depreciation)
Sales:
Brazilian real to U.S. dollar expiring 11/3/2014	Citibank N.A	BRL50,781	$ 20,555	$ 20,557	$ (2)
Brazilian real to U.S. dollar expiring 11/3/2014	UBS AG	BRL25,763	10,434	10,430	4
British pound to U.S. dollar expiring 10/15/2014	Bank of New York Mellon	GBP27,447	44,186	44,491	(305)
Euro to U.S. dollar expiring 10/15/2014	Bank of America	EUR27,702	35,710	34,992	718
Israeli shekel to U.S. dollar expiring 10/8/2014	JPMorgan Chase	ILS24,745	6,861	6,718	143
Mexican peso to U.S. dollar expiring 10/31/2014	Bank of New York Mellon	MXN436,212	32,428	32,409	19
Russian ruble to U.S. dollar expiring 10/16/2014	Citibank N.A.	RUB1,646,942	42,844	41,473	1,371
Forward currency contracts — net					$ 1,948

Federal income tax information

(dollars in thousands)
Gross unrealized appreciation on investment securities	$1,367,981
Gross unrealized depreciation on investment securities	(553,237)
Net unrealized appreciation on investment securities	814,744
Cost of investment securities for federal income tax purposes	4,991,194

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of Emerging Markets Growth Fund, Inc. This and other important information is contained in the prospectus, which can be obtained from Capital or your relationship manager and should be read carefully before investing.

ITEM 2 – Controls and Procedures

The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 3 – Exhibits

The certifications required by Rule 30a-2 of the Investment Company Act of 1940, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMERGING MARKETS GROWTH FUND, INC.

By ___/s/ Victor D. Kohn_______
Victor D. Kohn, President and Chief Executive Officer

Date: November 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By __/s/ Victor D. Kohn________
Victor D. Kohn, President and Chief Executive Officer

Date: November 28, 2014

By __/s/ Bryan K. Nielsen______
Bryan K. Nielsen, Treasurer

Date: November 28, 2014